UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
  reported:  October 5, 2011

American Airlines, Inc.
(Exact name of registrant as specified in its charter)

          Delaware                                     1-2691                                      13-1502798       _
(State of Incorporation) ( Commission File Number)     (IRS Employer Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas              76155
(Address of principal executive offices)                                                                             (Zip Code)

                     (817) 963-1234                 _
          (Registrant's telephone number)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

American Airlines, Inc. is filing herewith a press release issued on October 5, 2011 as Exhibit 99.1, which is included herein.  This press release was issued to report September traffic for American Airlines, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

             American Airlines, Inc.

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated:  October 5, 2011

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

    CONTACT:                                                                                     Sean Collins
Corporate Communications
Fort Worth, Texas
817-967-1577
mediarelations@aa.com

FOR RELEASE: Wed., Oct. 5, 2011

AMERICAN AIRLINES REPORTS SEPTEMBER TRAFFIC

FORT WORTH, Texas – American Airlines reported a September load factor of 81.4 percent, an increase of 1.3 points versus the same period last year. Traffic increased 1.9 percent on a capacity increase of 0.3 percent year-over-year.

Domestic traffic increased 1.7 percent year-over-year on 1.1 percent less capacity, resulting in an increase in domestic load factor of 2.3 points versus September of last year. International traffic increased by 2.2 percent relative to last year, as capacity increased by 2.4 percent, resulting in an international load factor 0.2 points lower versus the same period last year.

American boarded 6.8 million passengers in September.

Detailed traffic and capacity are attached.

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	September
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	10,244,401	10,052,771	1.9%
D.O.T. DOMESTIC	6,124,993	6,022,855	1.7
INTERNATIONAL	4,119,408	4,029,915	2.2
ATLANTIC	1,826,808	1,817,551	0.5
LATIN AMERICA	1,723,741	1,674,188	3.0
PACIFIC	568,859	538,177	5.7
AVAILABLE SEAT MILES (000)
SYSTEM	12,592,724	12,554,652	0.3%
D.O.T. DOMESTIC	7,480,111	7,563,807	(1.1)
INTERNATIONAL	5,112,613	4,990,845	2.4
ATLANTIC	2,204,043	2,153,070	2.4
LATIN AMERICA	2,165,034	2,176,637	(0.5)
PACIFIC	743,536	661,138	12.5
LOAD FACTOR
SYSTEM	81.4%	80.1%	1.3	Pts
D.O.T. DOMESTIC	81.9	79.6	2.3
INTERNATIONAL	80.6	80.7	(0.2)
ATLANTIC	82.9	84.4	(1.5)
LATIN AMERICA	79.6	76.9	2.7
PACIFIC	76.5	81.4	(4.9)
PASSENGERS BOARDED	6,846,200	6,695,678	2.2%

SYSTEM CARGO TON MILES (000)	148,904	157,152	(5.2)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/

AMERICAN AIRLINES PASSENGER DIVISION
COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	YEAR-TO-DATE September
	2011	2010	CHANGE
REVENUE PASSENGER MILES (000)
SYSTEM	95,816,673	94,439,679	1.5%
D.O.T. DOMESTIC	57,734,857	58,253,928	(0.9)
INTERNATIONAL	38,081,816	36,185,752	5.2
ATLANTIC	14,601,201	14,395,731	1.4
LATIN AMERICA	18,240,099	17,233,227	5.8
PACIFIC	5,240,516	4,556,794	15.0
AVAILABLE SEAT MILES (000)
SYSTEM	116,969,492	115,164,563	1.6%
D.O.T. DOMESTIC	69,396,904	70,059,358	(0.9)
INTERNATIONAL	47,572,588	45,105,205	5.5
ATLANTIC	18,289,154	17,727,377	3.2
LATIN AMERICA	22,542,181	21,941,404	2.7
PACIFIC	6,741,253	5,436,423	24.0
LOAD FACTOR
SYSTEM	81.9%	82.0%	(0.1)	Pts
D.O.T. DOMESTIC	83.2	83.1	0.0
INTERNATIONAL	80.0	80.2	(0.2)
ATLANTIC	79.8	81.2	(1.4)
LATIN AMERICA	80.9	78.5	2.4
PACIFIC	77.7	83.8	(6.1)
PASSENGERS BOARDED	64,984,640	64,823,147	0.2%

SYSTEM CARGO TON MILES (000)	1,342,158	1,401,695	(4.2)%

Current AMR Corp. releases can be accessed on the Internet.
The address is http://www.aa.com/